                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 6, 2001, included in InterDigital Communications Corporation's Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.



                                           /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
  June 15, 2001